UMB Scout Funds

Money Market Fund – Prime Portfolio Money Market Fund – Federal Portfolio Tax-Free Money Market Fund

     Supplement dated April 13, 2009 to the
Prospectuses dated October 31, 2008 for the Funds listed above

     The Board of Trustees of the UMB Scout Funds has approved the continued participation by the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund (each a “Fund” and together, the “Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through the Program’s termination date of September 18, 2009. The UMB Scout Money Market Fund - Federal Portfolio will not continue to participate in the Program after April 30, 2009. The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

     Under the Program, shares held by investors in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the net asset value per share at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by an investor as of the close of business on September 19, 2008 (the “Program Date”), and protects less in certain cases, if the investor sold shares after the Program Date. Specifically, if the number of shares held by an investor fluctuates after the Program Date, the investor will be covered for the lesser of the number of shares held on the Program Date or the number of shares held on the date on which the Fund’s market-based net asset value per share falls below $0.995. Also, if an investor owning shares covered by the Program closes their account or transfers shares to a new account (i.e., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

     Guarantee payments under the Program will not exceed the amount of assets available within the U.S. Department of the Treasury’s Exchange Stabilization Fund on the date of payment. As of April 1, 2009, available assets were approximately $50 billion.

     The initial term of the Program expired on December 18, 2008. The U.S. Department of the Treasury initially extended the Program until April 30, 2009 and now has extended the Program until September 18, 2009. Participation in the initial three months of the Program (until December 18, 2008) required a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. Participation in the first Program extension (until April 30, 2009) required an additional payment in the amount of 0.015% of the net asset value of each participating Fund as of the Program Date, and participation in the current Program extension (until September 18, 2009) required an additional payment in the amount of 0.015% of the net asset value of each participating Fund as of the Program Date. These expenses are borne by each Fund and therefore shared among all of the Fund’s shareholders.

This Supplement updates information contained in the Prospectuses for the Funds dated October 31, 2008. You should keep this Supplement for future reference. Additional copies of the Prospectuses may be obtained free of charge by calling (800) 996-2862.

Neither this supplement, the above-referenced prospectuses, nor the Funds are in any manner approved, endorsed, sponsored or authorized by the U.S. Department of the Treasury. Notwithstanding the preceding statement, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds.